EXHIBIT 10.19

Agreement

Party A：Fashionista Distributor Holdings Inc.

Party B：Yushun Ting

Fashionista Distributor Holdings Inc., organized on March 30, 2023, in the State of Nevada. Yushun Ting is the CEO of Fashionista Distributor Holdings Inc.,

From July 1,2024 to June 30,2025, Yushun Ting will provide funds to Fashionista Distributor Holdings Inc if it was lack of operating funds. These funds provided by Yushun Ting are interest free, unsecured, and due on demand.

Party A：Fashionista Distributor Holdings Inc.

/s/ Yushun Ting

Date：2024.6.1

Party B：Yushun Ting

/s/ Yushun Ting

Date：2024.6.1